SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           April 17, 2000
                                                  ----------------------------


                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)


       Delaware                         1-3526                  58-0690070
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


     270 Peachtree Street, NW, Atlanta, Georgia                         30303
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     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (404)506-5000
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                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On April 17, 2000, The Southern Company issued separate news releases
(a) reporting first-quarter 2000 earnings and (b) announcing that its board of directors has approved an initial public offering of up to 19.9% of its Southern Energy, Inc. subsidiary and that it is planning, subject to a number of market and other conditions, to spin off to holders of its common stock the remaining ownership of Southern Energy within 12 months of the initial public offering. These news releases are filed herewith as Exhibits 99.1 and 99.2, respectively.

Item 7.  Financial Statements and Exhibits.


                  (c)      Exhibits.

                           99.1     - News Release regarding earnings.

                           99.2     - News Release regarding Southern Energy,
                                      Inc.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       THE SOUTHERN COMPANY


                                                       By /s/W. Dean Hudson
                                                            W. Dean Hudson
                                                             Comptroller

Date:    April 17, 2000